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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2017
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PHYSICIANS REALTY TRUST
PHYSICIANS REALTY L.P.
(Exact name of registrant as specified in its charter)

Maryland (Physicians Realty Trust) Delaware (Physicians Realty L.P.)	001-36007 333-205034-01	46-2519850 80-0941870
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

309 N. Water Street, Suite 500 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Physicians Realty Trust Emerging growth company ☐ Physicians Realty L.P. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Physicians Realty Trust ☐  Physicians Realty L.P. ☐

Item 8.01. Other Events.

On June 28, 2017, Physicians Realty Trust (the “Trust”) and Physicians Realty L.P., the operating partnership of the Trust, entered into an underwriting agreement (the “Underwriting Agreement”) with KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets Corp. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the offer and sale of 20,000,000 common shares of beneficial interest of the Trust (the “Common Shares”), which were registered pursuant to the Registration Statement on Form S-3ASR (File No. 333-216214), filed with the Securities and Exchange Commission (the “Commission”) on February 24, 2017 (the “Registration Statement”). The offering closed on July 5, 2017. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the Underwriting Agreement contained herein is qualified in its entirety by reference to such exhibit.

The offering was made pursuant to the prospectus supplement, dated June 28, 2017, and the accompanying prospectus, dated February 24, 2017, filed with the Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended. The following documents are being filed with this Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (i) the Underwriting Agreement, (ii) a validity opinion with respect to the Common Shares, and (iii) an opinion with respect to tax matters.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

1.1
Underwriting Agreement, dated June 28, 2017, among Physicians Realty Trust, Physicians Realty L.P., and KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets Corp. and Morgan Stanley & Co. LLC, as representatives of the several underwriters

5.1	Opinion of Venable LLP

8.1	Opinion of Baker & McKenzie LLP with respect to tax matters

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Baker & McKenzie (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: July 5, 2017		PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

Date: July 5, 2017		PHYSICIANS REALTY L.P.
by: Physicians Realty Trust, its general partner

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated June 28, 2017, among Physicians Realty Trust, Physicians Realty L.P., and KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets Corp. and Morgan Stanley & Co. LLC, as representatives of the several underwriters

5.1	Opinion of Venable LLP

8.1	Opinion of Baker & McKenzie LLP with respect to tax matters

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Baker & McKenzie (included in Exhibit 8.1)